UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 17, 2008
                                                         -----------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Federal                          0-51102                 20-2107839
----------------------------    ------------------------    -----------------
(State or Other Jurisdiction     (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


2 East Main Street, Georgetown, MA                              01833
-----------------------------------                           -----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (978) 352-8600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
--------------------------------------------------------------------------------

On November 17, 2008, the Board of Directors of Georgetown Bancorp, Inc. (the "Company") appointed J. Richard Murphy to the Board of Directors of the Company, effective immediately. Mr. Murphy also was appointed to the Board of Directors of Georgetown Bancorp, MHC, the Company's mutual holding company, and to Georgetown Savings Bank, the Company's savings bank subsidiary (the "Bank").

Mr. Murphy is the founder, President and Managing Director of Grey Rock Partners, LLC, a strategic consulting firm to mid-sized privately held companies and their owners. Grey Rock Partners, located in Boston, Massachusetts, provides strategic consulting, corporate and mergers and acquisitions advice. Prior to forming Grey Rock Partners in November 2004, Mr. Murphy was Managing Director/Mergers and Acquisitions, with Atlantic Management Company, Inc. Prior to joining Atlantic Management Company, Inc. in February 2001, Mr. Murphy was Managing Director with Baldwin & Clark Corporate Finance and Baldwin & Clark Capital Markets, Inc. Prior to entering corporate finance, Mr. Murphy was President of Arlington Trust Company, a $1.4 billion commercial bank headquartered in northeastern Massachusetts.

Mr. Murphy is currently trustee emeritus of Merrimack College and an advisor to Merrimack College's Girard School of Business and International Commerce. He is a graduate of the University of Massachusetts with a B.S. in Business Administration and Finance and from Suffolk University with an M.S. in Business Administration.

There are no arrangements or understandings between Mr. Murphy and any other person pursuant to which he became a director. He is not a party to any transaction with the Company or the Bank that would require disclosure under
Item 404(a) of Securities and Exchange Commission Regulation S-K. He is not a party to any material plan, contract or arrangement that was entered into in connection with his appointment.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
--------------------------------------------------------------------------------

The Board of Directors also acted on November 17, 2008 to amend the bylaws of the Company to increase the size of the Board of Directors to thirteen members from twelve members.

The Bylaws, following the amendment, are attached as Exhibit 3(ii) to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Exhibits.

         Exhibit No.           Description
         -----------           -----------

         3(ii)                 Bylaws, as amended, of Georgetown Bancorp, Inc.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GEORGETOWN BANCORP, INC.


DATE:  November 21, 2008              By: /s/
                                          -----------------------------------
                                          Robert E. Balletto
                                          President and Chief Executive Officer